Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
EBP, Tax Status [Text Block]	Tax Status
The Plan received a determination letter from the Internal Revenue Service dated October 9, 2015, stating that the Plan is qualified under Section 401(a) of the Code. This determination also meant, in effect, that the related trust was determined to be exempt from taxation. The Plan is required to operate in conformity with the Code to maintain its qualified status. The Plan Administrator has indicated that it will take the necessary steps, if any, to bring the Plan's operations into compliance with the Code requirements in the event of any noncompliance.
U.S. GAAP requires the Company to evaluate tax positions taken by the Plan and recognize a tax asset or liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Company has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken. The Plan is subject to routine audits by the Internal Revenue Service; however, there are currently no tax audits for any tax periods in respect of the Plan in progress.